United States Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

eLayaway, Inc.
(Name of Registrant As Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

eLayaway, Inc.
1650 Summit Lake D
Suite 103
Tallahassee, Florida 32317

April 13, 2012

Dear Stockholder:

I invite you to attend the 2012 Annual Meeting of Stockholders of eLayaway, Inc. (the “Annual Meeting”).  The Annual Meeting will be held in Tallahassee, Florida on May 22, 2012 at 11:00 a.m. E.D.T. at the Tallahassee Automobile Museum, 6800 Mahan Drive, Tallahassee, FL 32317 (Telephone: 850-942-0137).

On the following pages, you will find the Notice of our 2012 Annual Meeting of Stockholders and the Proxy Statement that describes the matters to be considered at the Annual Meeting.  We also have enclosed your Proxy Card and our Annual Report for the year ended December 31, 2011.  You will find voting instructions on the enclosed Proxy Card.  If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from the holder of record that you must follow for your shares to be voted.

The Annual Meeting is an excellent opportunity to learn more about eLayaway, Inc.’s business and operations.  We hope you will be able to attend.

Thank you for your ongoing support and continued interest in eLayaway, Inc.

Sincerely yours,

By:	/s/ Sergio Pinon
Sergio Pinon
Chief Executive Officer

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING.  A RETURN ENVELOPE IS ENCLOSED FOR THAT PURPOSE.  EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

eLayaway, Inc.
1650 Summit Lake Dr.
Suite 103
Tallahassee, Florida 32317

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME:  May 22, 2012 at 11:00 a.m. E.D.T.

PLACE:	The Tallahassee Automobile Museum 6800 Mahan Drive Tallahassee, FL 32317 Telephone: (850) 942-0137 ITEMS OF BUSINESS:

•	To consider and act upon a proposal to elect members of the Board of Directors to one-year terms;

•	To consider and act upon a proposal to approve the 2010 Stock Option and Incentive Plan;

•	To consider and act upon a proposal to amend our Articles of Incorporation including an amendment to increase the authorized shares of our common stock from 100,000,000 shares to 250,000,000 shares.

•	To consider and act upon a proposal to change the name of eLayaway, Inc.

•	To consider and reapprove the appointment and the implementation of SALBERG & COMPANY, P.A. as our publicly certified accounting firm.

•	To transact such other business as may properly come before the Annual Meeting.

RECORD DATE:

You are entitled to vote if you were a stockholder of record at the close of business on April 16, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 22, 2012.  Our Proxy Statement is attached.  Financial and other information for our 2011 and 2010 fiscal years are also attached.

YOUR VOTE IS VERY IMPORTANT.  Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy in order to ensure the presence of a quorum.

Registered holders may vote by mail (if you received a paper copy of the proxy materials by mail):  mark, sign, date and promptly mail the enclosed Proxy Card in the postage-paid envelope.

Beneficial Stockholders may vote if your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

Any Proxy may be revoked at any time prior to its exercise at the Annual Meeting.

By Order of the Board of Directors,

April 13, 2012	By:
Tallahassee, Florida		Sergio A. Pinon Chief Executive Officer & Vice Chairman Board of Directors

eLayaway, Inc.
1650 Summit Lake Dr.
Suite 103
Tallahassee, Florida 32317

PROXY STATEMENT
FOR 2012 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2012

This Proxy Statement is being provided to you by eLayaway, Inc.’s Board of Directors (the “Board”) in connection with our 2012 Annual Meeting of Stockholders.  The Annual Meeting will be held in Tallahassee, Florida on May 22, 2012, 11:00 a.m. E.D.T., at the Tallahassee Automobile Museum, 6800 Mahan Drive, Tallahassee, FL 32317 (Telephone: 850-942-0137), for the purposes set forth in the accompanying Notice of 2012 Annual Meeting of Stockholders and this Proxy Statement.  We expect to mail this information to stockholders entitled to vote at the Annual Meeting on or about April 27, 2012.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked to consider and act upon:

(1)   a proposal to elect members of the Board to one-year terms;

(2)   a proposal to approve the 2010 Stock Option and Incentive Plan;

(3)   a proposal to amend our Articles of Incorporation including an amendment to (1) increase the authorized shares of our common stock from 100,000,000 shares to 250,000,000 shares;

(4)   a proposal to change the name of eLayaway, Inc. if recommended by our Board of Directors;

(5)   a proposal to ratify the appointment of  SALBERG & COMPANY, P.A. as our independent registered public accounting firm for the fiscal year ending 2012; and

(6)   such other business as may properly come before the Annual Meeting.

The Board knows of no other business to be presented for consideration at the Annual Meeting.  Each proposal is described in more detail in this Proxy Statement.

INFORMATION ABOUT THE ANNUAL MEETING, PROXIES AND VOTING

What is the purpose of the annual meeting?

At the annual meeting, stockholders, whom we also refer to as shareholders in this Proxy Statement, will consider and vote on the following matters:

(1)   The election of the nominees named in this Proxy Statement to our Board, each for a term of one year;

(2)   An approval of our 2010 Stock Option and Incentive Plan;

(3)   Amendments to our Articles of Incorporation including an amendment to (1) increase the authorized shares of our common stock from 100,000,000 shares to 250,000,000.

(4)   The ratification of the selection of SALBERG & COMPANY, P.A. as our independent registered public firm for the fiscal year ending 2012.

(5)   The ratification of a name change for eLayaway, Inc.

The shareholders will also act on any other business that may properly come before the meeting.

Who can vote?

To be able to vote, you must have been an eLayaway, Inc. shareholder of record at the close of business on April 16, 2012.  This date is the Record Date for the annual meeting.  Shareholders of record who own our voting securities at the close of business on April 16, 2012 are entitled to vote on each proposal at the annual meeting.

How many votes do I have?

Each share of our common stock that you own on the Record Date entitles you to one vote on each matter that is voted on.

Is my vote important?

Your vote is important no matter how many shares you own.  Please take the time to vote.  Take a moment to read the instructions below.  Choose the way to vote that is easiest and most convenient for you and cast your vote as soon as possible.

How do I vote?

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote in one of two ways as follows:

(1)    You may vote by mail.  You may vote by completing and signing the Proxy Card enclosed with this Proxy Statement and promptly mailing it in the enclosed postage-prepaid envelope.  You do not need to put a stamp on the enclosed envelope if you mail it in the United States.  The shares you own will be voted according to your instructions on the Proxy Card you mail.  If you return the Proxy Card, but do not give any instructions on a particular matter described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board.

(2)    You may vote in person.  If you attend the meeting, you may vote by delivering your completed Proxy Card in person or you may vote by completing a ballot.  Ballots will be available at the meeting.

Where and when will the meeting be held?

The meeting will be held in Tallahassee, Florida on May 22, 2012 at 11:00 a.m. E.D.T., at the Tallahassee Automobile Museum, 6800 Mahan Drive, Tallahassee, FL 32317 (Telephone: 850-942-0137)

How can I obtain directions to the meeting?

For directions to the location of our 2010 Annual Meeting, please visit the following website:
http://maps.google.com/maps?rlz=1T4GGHP_enUS475US475&gs_upl=0l0l0l7297lllllllllll0&um=1&ie=UTF 8&cid=0,0,15964918452851845630&fb=1&hq=tallahassee+automobile+museum&gl=us&daddr=6800+Mahan+Drive,+Tallahassee,+FL+32308&geocode=0,30.485636,-84.162417&sa=X&ei=aNiIT8roFcXw0gHDlrHZCQ&ved=0CCAQngIwAA

Who is soliciting my proxy?

Our Board is soliciting your proxy to vote at our 2012 Annual Meeting.  By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at our annual meeting as you have instructed.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Transfer Online, Inc., you are considered, with respect to those shares, the “stockholder of record.”  The Notice has been directly sent to you by us.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.”  The Notice has been forwarded to you by your broker, bank, or company appointed designee.  As the beneficial owner, you have the right to direct your broker, bank, or company appointed designee on how to vote your shares by following their instructions which are included with this proxy, if applicable.

Can I change my vote after I have mailed my Proxy Card or after I have voted my shares?

Yes.  You can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

•	signing another proxy with a later date;
•	giving our Corporate Secretary a written notice before or at the meeting that you want to revoke your proxy; or
•	voting in person at the meeting.

Your attendance at the meeting alone will not revoke your proxy.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.  In order to vote your shares, you will need to follow the directions your brokerage firm provides to you.  Many brokers also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your brokerage firm on your vote instruction form.

If your shares are held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the Record Date, April 16, 2012, in order to be admitted to the meeting on May 22, 2012. To be able to vote your shares held in street name at the meeting, you will need to obtain a Proxy Card from the holder of record.

 What if I do not mark the boxes on my Proxy Card?

Any Proxy Card returned without directions given will be voted “FOR” all proposals presented.

Who pays for the solicitation of Proxies?

The solicitation of proxies in the enclosed form is made on behalf of the Board.  We pay all costs to solicit these proxies.  Our officers, directors and employees may solicit proxies but will not be additionally compensated for such activities.  We are also working with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons.  We will reimburse their reasonable expenses.

Who is entitled to vote at the 2012 Annual Meeting?

Stockholders of record at the close of business on April 16, 2012, which we refer to herein as the Record Date, will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting.  Our voting stock is comprised of our common stock and Series A-D preferred stock, each share with one vote, and Series E preferred stock, each share with 15 votes, of which 69,600,063 shares were issued and outstanding as of the Record Date, for a total of 136,608,235 votes.

Establishing a Quorum and Votes Required

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present in person or represented by valid proxies.  If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum, even if you abstain or fail to vote on any of the proposals listed on the proxy card.  A quorum consists of the holders of a majority of the votes associated with shares of stock issued and outstanding on April 16, 2012, the Record Date, or at least 68,304,119,votes.  In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum.  If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

If I don’t vote, how will the shares I own in my brokerage account be voted?

Abstentions and broker non-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting.  A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.  Non-routine matters would be those matters more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security.  Examples of non-routine matters would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization.  In general, routine matters are those matters that do not propose to change the structure, bylaws or operations of the company.  Examples of such matters would include, among other things, approval of the auditors.  Therefore, abstentions and broker non-votes generally have no effect under Delaware law with respect to routine matters which require the approval of only a majority of the shares of common stock present and voting at the meeting.  However, with respect to non-routine matters, abstentions and broker non-votes generally have the effect of a vote “against” a non-routine proposal since a majority of the shares of common stock outstanding must be voted in present or by proxy at the meeting.  If your shares are held in the name of a brokerage firm, and you do not tell your broker how to vote your shares (a "broker non-vote"), the broker can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal

What vote is required for each item?

Election of Directors.  A nominee will be elected to the Board if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election, with abstentions and “broker non-votes” counting as votes ”against” the nominee.  If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.

If you do not instruct your broker how to vote with respect to the election of directors, your broker may not vote with respect to this proposal.  If an uncontested incumbent director nominee receives a majority of votes “against” his election, the director must tender a resignation from the Board.  The Board will then decide whether to accept the resignation within 90 days following certification of the shareholder vote.  We will publicly disclose the Board’s decision and its reasoning with regard to the offered resignation.

Approval of our 2010 Stock Option and Incentive Plan.  The affirmative vote of a majority of the total number of votes cast at the meeting “for” the Plan must exceed the votes cast “against” the Plan, with abstentions and “broker non-votes” counting as votes ”against” the Plan.  If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.

Amendment of our Articles of Incorporation including an Amendment to (1) Increase the Authorized Shares of our Common Stock from 100,000,000 Shares to 250,000,000 shares.  The affirmative vote of a majority of the total number of votes cast at the meeting “for” the amendment must exceed the votes cast “against” the amendment, with abstentions and “broker non-votes” not counting as votes “against” the amendment.  If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions.

Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the total number of votes cast at the meeting is needed to ratify the selection of SALBERG & COMPANY, P.A. as our independent registered public accounting firm.

 Who will count the votes?

The votes will be counted, tabulated and certified by Issuer Direct Corporation, our proxy agent.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (2) there is a contested election for the Board.  The Inspector of Elections will forward any written comments that you make on the Proxy Card to management without providing your name, unless you expressly request disclosure on your Proxy Card.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote FOR all of the proposals.

Where can I find the voting results?

We will report the voting results on Form 8-K within four business days after the end of our Annual Stockholders’ Meeting.

Could other matters be considered and voted upon at the meeting?

Our Board does not expect to bring any other matter before the annual meeting and is not aware of any other matter that may be considered at the meeting.  In addition, pursuant to our bylaws, the time has elapsed for any stockholder to properly bring a matter before the meeting.  However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

What happens if the meeting is postponed or adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting.  You will still be able to change or revoke your proxy at any time until it is voted.

How can I obtain an Annual Report on Form 10-K?

Our Annual Report on Form 10-K for the fiscal year ended 2011 is available on http://www.sec.gov/Archives/edgar/data/1422992/000116796612000005/0001167966-12-000005-index.htm.  If you would like a copy of our Annual Report on Form 10-K or any of its exhibits, we will send you one without charge.  Please contact:

eLayaway, Inc.
Attn:  Sergio Pinon, Chief Executive Officer
1650 Summit Lake Dr.
Suite 103
Tallahassee, Florida  32317
Phone: (850) 219-8210

Whom should I contact if I have any questions?

eLayaway, Inc. can be reached at our website http://www.elayaway.com/company/contact_us.  Additionally, any information regarding our Form 10-K or financial statements for the fiscal years ending December 31, 2011 and 2010 can be found at http://www.sec.gov/Archives/edgar/data/1422992/000116796612000005/0001167966-12-000005-index.htm.  We can also be contacted at the following information:

eLayaway, Inc.
Attn:  Sergio Pinon, Chief Executive Officer
1650 Summit Lake Dr.
Suite 103
Tallahassee, Florida  32317
Phone: (850) 219-8210

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one set of materials to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.  Also, we will promptly deliver a separate copy of these materials and future stockholder communication documents to any stockholder at a shared address to which a single copy of these materials were delivered, or deliver a single copy of these materials and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.  Stockholders may also address future requests regarding delivery of proxy materials and/or annual reports by contacting us at the address noted above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 31, 2011 regarding the beneficial ownership of our common stock, taking into account the consummation of the Merger, by (i) each person or entity who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each executive officer and named officer; (iii) each director; and (iv) all of our officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o 1650 Summit Lake Drive, Hillside Building, Suite 103, Tallahassee, Florida 32317.

Name of Beneficial Owner	Number of Shares Owned	Percentage Owned	Number of Shares Beneficially Owned	Percentage Beneficially Owned (1)

Sergio A. Pinon (2)	6,751,006	9.70%	10,265,090	7.51%
Bruce Harmon (2)	9,164,091	13.17%	46,391,365	33.96%
Susan Jones (3)	500,000	2.43%	18,357,140	13.44%
John Wittler (4)	325,000	0.47%	325,000	0.24%
David Rees (4)	2,569,172	3.69%	2,569,172	1.88%
Lori Livingston (7)	3,490,000	5.01%	3,490,000	2.55%
Ralph Amato (5)	4,245,000	6.1%	4,245,000	3.11%
Douglas Salie (6)	3,752,686	5.39%	13,352,836	9.77%

All Officers and Directors as Group (5 persons)	20,499,745	29.45%	77,907,767	57.03%

1.
Applicable percentage of ownership is based on 69,600,063 total shares comprised of our common stock (64,813,765) and preferred stock (4,786,298) outstanding as of April 13, 2012. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of our preferred stock are deemed outstanding and to be beneficially owned by the person holding such shares for purposes of computing such person’s percentage ownership. As of April 13, 2012, due to the super voting rights of the Series E preferred stock (15:1), the total number of votes are 136,608,235 which includes all voting securities.

2.	Officer and director
3.	Officer
4.	Director.
5.	Address for Mr. Amato is 5782 Caminito Empresa La Jolle, California 92037
6.	Address for Mr. Salie is 2681 Millstone Plantation Road Tallahassee, Florida 32312
7.	Address for Ms. Livingston is 512 SW Salmon St., 2nd Floor, Portland, OR 97214

Change in Control

We are not aware of any arrangement that might result in a change in control of our company in the future.

Equity Plan Compensation Information

Other than the proposed 2010 Stock Option and Incentive Plan as contemplated herein, we do not currently have a stock option plan or other form of equity plan.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board has nominated four members of our current Board to be re-elected at the Annual Meeting to serve one-year terms until the 2013 annual meeting of stockholders and until their respective successors are elected and qualified.  Each nominee has agreed to serve if elected.

Set forth below is information regarding the nominees, as of April 13, 2012 including their ages, positions with eLayaway Inc., recent employment and other directorships.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF DIRECTORS FOR EACH NOMINEE.

The persons who have been nominated for election at the Annual Meeting to serve on our Board are named in the table below.  Proxies cannot be voted for a greater number of persons than the number of nominees named.

Name	Age as of Record Date	Current Position

Sergio A. Pinon	46	Chief Executive Officer, Vice Chairman of the Board of Directors
Bruce Harmon	53	Chief Financial Officer, Chairman of the Board of Directors
John Wittler, CPA	53	Director
David Rees, Esq.	45	Director

Sergio A. Pinon, one of our founders, has served as our chief marketing officer and vice-chairman since inception in September 2005. In December 2011, Mr. Pinon became the chief executive officer.  Mr. Pinon has a well-seasoned ability for strengthening business, marketing and communication strategies. His many years of experience provide him with powerful business insight and an uncanny intuition. Mr. Pinon is an expert at evaluating marketing needs and formulating cost effective business solutions. He fine-tuned his leadership abilities in the United States Air Force before graduating from American Intercontinental University with a degree in Business Administration. He remains active in his community as a member of Leadership Tallahassee while serving on the Board of Directors for The Challenger Learning Center.

Bruce Harmon has served as our chief financial officer since August 2009 and as a director since November 2009.  In December 2011, Mr. Harmon was appointed as chairman of the board.  Mr. Harmon served as chief financial officer and director of Alternative Construction Technologies, Inc. (ACCY.OB), a construction material manufacturing company located in Melbourne, Florida, from 2005 to 2008, chief financial officer and director of Accelerated Building Concepts Corporation (ABCC.OB), a construction company located in Orlando, Florida, from 2006 to 2008, as chief financial officer and director of Organa Technologies Group, Inc. (OGTG.PK), a technology company located in Melbourne, Florida, from 2006 to 2008, and as interim chief financial officer and director of Winwheel Bullion, Inc. (WWBU.OB), a public shell, located in Newport Beach, California, from 2009 to 2011.  He currently owns Lakeport Business Services, Inc. and through consulting agreements, serves as chief financial officer of Omni Ventures, Inc. (OMVE.QB).  Mr. Harmon holds a B.S. degree in Accounting from Missouri State University.

John S. Wittler, CPA was elected as an independent Director and as the Chairman of the Audit Committee since April 2011.  In November 2011, he became a member of the Compensation Committee.  Mr. Wittler provides the Company with many years of business and financial experience as he has served as CFO of various public companies.  He currently serves as Chief Financial Officer and Director of Spartan Gold, Ltd. (SPAG.QB) and as Managing Director of his own consulting practice, Wittler International Inc.  Mr. Wittler has a bachelor’s of science degree in accounting from Ball State University and is currently a member of the American Institute of CPAs and the Florida Institute of CPAs.

David Rees, Esq. was elected as an independent Director in November 2011.  He also serves as the Chairman of the Compensation Committee and a member of the Audit Committee.  Mr. Rees has served as corporate counsel for the Company since April 2010.  He has many years of experience in business and the law and is a Partner at Vincent & Rees, PA.  Mr. Rees has extensive experience with companies registered with the SEC located in the United States, Canada, Asia, India and Europe.  He has also served as CEO of a publicly traded educational software company, vice president of strategic planning of an Internet-based company, and as vice president of investment banking for Catalyst Financial.  Mr. Rees was also an attorney in the Mergers & Acquisitions and Corporate Finance departments of Skadden, Arps, Slate, Meagher & Flom.  Mr. Rees has been admitted to the New York State Bar and Utah State Bar.  He is a graduate from Weber State University and earned his Juris Doctor degree from New York University.

There are no family relationships among any of our directors and executive officers.

CORPORATE GOVERNANCE

We currently act with four (4) directors consisting of Sergio Pinon, Bruce Harmon, John Wittler, and David Rees.  John Wittler, CPA and David Rees, Esq. are considered “independent directors” as defined by Rule 5605(a)(2) of The NASDAQ Listing Rules.

Audit Committee

The Company has an Audit Committee with John Wittler, CPA, serving as its Chairman, and David Rees, Esq. serving as a member.

Compensation Committee

The Company has a Compensation Committee with David Rees, Esq., serving as its Chairman, and John Wittler, CPA, serving as a member.

We expect our board of directors, in the future, to appoint a nominating committee and any other applicable committee, as applicable, and to adopt charters relative to each such committee. We intend to appoint such persons to committees of the board of directors as are expected to be required to meet the corporate governance requirements imposed by a national securities exchange, although we are not required to comply with such requirements until we elect to seek a listing on a national securities exchange.

Nomination Process

As of December 31, 2011, we did not implement any material changes to the procedures by which our shareholders may recommend nominees to our Board.  Our Board does not have a policy with regards to the consideration of any director candidates recommended by our shareholders.  Our Board has determined that it is in the best position to evaluate our company’s requirements as well as the qualifications of each candidate when the Board considers a nominee for a position on our Board.  The Board believes that, given the early stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level.  Our company does not currently have any specific or minimum criteria for the election of nominees to the Board and we do not have any specific process or procedure for evaluating such nominees.  The Board assesses all candidates, whether submitted by management or shareholders, and makes recommendations for election or appointment.

Our company does not have any defined policy or procedure requirements for shareholders to submit recommendations or nominations for directors.  A shareholder who wishes to communicate with our Board may do so by directing a written request to the following address:

eLayaway, Inc.
Attn:  Sergio Pinon, Chief Executive Officer
1650 Summit Lake Dr.
Suite 103
Tallahassee, Florida  32317

The Board has nominated four members of our current Board to be re-elected at the Annual Meeting to serve one-year terms until the 2013 annual meeting of stockholders and until their respective successors are elected and qualified.  Each nominee has agreed to serve if elected.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The table below sets forth, for our last two fiscal years, the compensation earned by (i) Sergio Pinon, our chief executive officer, (ii) Bruce Harmon, our chief financial officer, (iii) Susan Jones, our chief operating officer, (iv) Lori Livingston, our chief technology officer, (v) Douglas R. Salie, our former chief executive officer, and (iv) Larry Witherspoon, our former chief information officer.

Name and Principle Position	Year	Salary	Stock Awards	Option Awards	Other Compensation	Total

Sergio Pinon (1)	2011:	$97,000	$110,000	$63,689	-	$270,689
CEO	2010:	$75,000	-	-	-	$75,000
	2009:	$37,500	-	-	-	$37,500

Bruce Harmon (2)	2011:	$97,000	$50,000	$61,875	-	$208,875
CFO	2010:	$75,000	$500,000	-	-	$575,000
	2009:	$2,500	-	-	-	$2,500

Susan Jones (3)	2011:	$15,000	$22,5000	$22,500	-	$60,000
COO	2010:	-	-	-	-	-
	2009:	-	-	-	-	-

Lori Livingston (4)	2011:	-	-	$110,850	$226,666	$337,516
CTO	2010:	-	-	-	-	-
	2009:	-	-	-	-	-

Douglas Salie (5)	2011:	$87,000	$60,000	$30,512	-	$177,512
CEO	2010:	$75,000	-	-	-	$75,000
	2009:	-	-	-	-	-

Larry Witherspoon (6)(7)	2011:	-	-	-	$28,500	$28,500
CIO	2010:	-	-	-	$28,110	$28,110
	2009:	-	-	-	-	-

1.
Mr. Pinon, a founder of the Company, served as a managing member of eLayaway, LLC until its conversion to a C corporation on September 1, 2009. Under the LLC, he was paid in distributions. Due to the Company's cash flow concerns in 2009, he did not receive a salary or distribution until July 2009. Mr. Pinon entered into an employment contract effective September 2009. In January 2011, Mr. Pinon was granted 2,200,000 shares of common stock and 1,415,314 options for common stock for his services in 2011. In August 2011 and December 2011, Mr. Pinon converted $6,551 and $2,666, respectively, into 79,153 and 171,853 shares of Series E preferred stock, respectively.

2.
Mr. Harmon served as a consultant from August 2009 through December 2009. His consulting firm, Lakeport Business Services, Inc., was paid the above stated balance. He entered into an employment contract effective January 2010. Mr. Harmon did not receive any compensation for 2010 as his pay was accrued due to the cash flow situation. In January 2011, he exchanged his accrued payroll of $56,250 for January through September 2010 for 1,125,000 vested warrants for common stock. In January 2011, Mr. Harmon was granted 1,000,000 shares of common stock and 1,375,000 options for common stock for his services in 2011. In August 2011, October 2011, November 2011, and December 2011, Mr. Harmon converted $56,750, $48,500, $10,000, and $10,000 of accrued payroll into 685,725, 663,275, 230,855, and 213,633 shares of Series E preferred stock, respectively.

3.
Mrs. Jones entered into an employment contract in November 2011. She did not receive any compensation in 2011 as her pay was accrued due to the cash flow situation. Ms. Jones was awarded 250,000 shares of common stock as part of her employment agreement. She has incentives to earn up to 2,750,000 additional shares of common stock. Ms. Jones was also issued 250,000 options for common stock.

4.
Ms. Livingston entered into an employment contract in November 2011. She was issued 1,000,000 options for common stock. Ms. Livingston, a majority owner and the CEO of Transfer Online, Inc. ("TOL"), under a separate contract between the Company and TOL, received compensation to TOL by the Company in the amount of 3,000,000 shares of common stock and 250,000 warrants for common stock. Ms. Livingston resigned on January 2, 2012.

5.
Mr. Salie served as a consultant from July 2009 through December 2009 for no compensation. He entered into an employment contract effective September 2009. Mr. Salie did not receive the accrued pay and requested that the Company not pay him with the cash flow situation. The Company reclassed the balance to additonal paid in capital as of December 31, 2009. In 2010, Mr. Salie had his pay accrued to assist the Company with its cash flow situation. In January 2011, he exchanged his accrued pay from January 2010 through September 2010 for 755,000 vested warrants for common stock. In 2011, Mr. Salie received cash compensation and 1,200,000 shares of common stock and 678,039 options for common stock for his services in 2011. In January 2011, Mr. Salie converted accrued payroll of $37,750 into 755,000 warrants for common stock. In August 2011, Mr. Salie converted accrued payroll of $56,750 into 685,725 shares of Series E preferred stock. In December 2011, Mr. Salie was terminated.

6.
Mr. Witherspoon served as a consultant from July 2010 through December 2010. In September 2010, he was named as Chief Information Officer and continued to serve as a consultant. Mr. Witherspoon has received cash compensation, converted accrued compensation of $13,500 and $14,250 into 100,000 and 160,112 shares of common stock in May 2011 and October 2011, respectively. In May 2011, Mr. Witherspoon was granted 200,000 conditional warrants for common stock. In July 2011, Mr. Witherspoon resigned as CIO.

7.	Includes cash consideration to consultants and the value of warrants granted to consultants in All Other Compensation column.

DIRECTOR COMPENSATION

The general policy of the Board of Directors is that compensation for independent Directors should be a nominal cash fee plus equity-based compensation.  We do not pay employee Directors for Board service in addition to their regular employee compensation.  The Board of Directors,has the primary responsibility for considering and determining the amount of Director compensation.

The following table shows amounts earned by each Director in the fiscal year ended December 31, 2011.

Director	Stock Awards	Warrant Awards (1)	Total

John Wittler	-	$10,050	$10,050
David Rees (2)	$112,500	$2,350	$114,850

1.	Reflects the estimated fair value of the option award on the grant date using a Black-Scholes warrant pricing model.
2.	Mr. Rees, corporate counsel for the Company, through his law firm, Vincent & Rees, PA, received stock, which was distributed between various attorneys at the firm, in lieu of cash payment for 2011.

PROPOSAL NO. 2
TO APPROVE THE ELAYAWAY INC. 2010 STOCK OPTION AND INCENTIVE PLAN

In July of 2010, our Board adopted the eLayaway Inc. 2010 Stock Option and Incentive Plan, which we refer to herein as the “Plan”.

Purpose of the Plan

The purpose of the Plan is to encourage and enable the officers, employees, directors and other key persons (including consultants and prospective employees) of the Company, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby motivating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

Summary of the Plan

The following is a summary of certain principal features of the Plan.  This summary is qualified in its entirety by reference to the complete text of the Plan which stockholders are urged to read in its entirety as set forth as Exhibit A to this Proxy Statement.

Administration of Plan; Committee Authority to Select Grantees and Determine Awards

The Plan shall be administered by the Board.  The Board shall have the power and authority to grant Awards consistent with the terms of the Plan.

Stock Issuable Under the Plan; Mergers; Substitutions

The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 15,000,000 shares, subject to adjustment as provided in Section 3(b).  For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan.  Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

Eligibility

Grantees under the Plan will be such full or part-time officers, directors and other employees and key persons (including consultants and prospective employees) of the Company and its Subsidiaries, if any, as are selected from time to time by the Committee in its sole discretion.

Stock Options

Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.  Stock Options granted under the Plan may be Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

Unrestricted Stock Awards

The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Committee) an Unrestricted Stock Award under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

Amendments and Termination

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent.  Except as provided in Section 3(b) or 3(c), in no event may the Committee exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants.  Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available under, materially expand the eligibility to participate in, or materially extend the term of, the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.  In addition, to the extent determined by the Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.

Effective Date of Plan

This Plan became effective in July of 2010 upon the affirmative written consent of shareholders of a majority of the Company’s outstanding shares of common stock.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ELAYAWAY INC 2010 STOCK OPTION AND INCENTIVE PLAN.

PROPOSAL NO. 3
APPROVAL OF AMENDMENTS TO OUR ARTICLES OF INCORPORATION INCLUDING AN AMENDMENT TO (1) INCREASE THE AUTHORIZED SHARES OF OUR COMMON STOCK FROM 100,000,000 SHARES TO 250,000,000 SHARES, AND (2) CHANGE OUR NAME IF RECOMMENDED BY THE BOARD OF DIRECTORS

Our Amended and Restated Articles of Incorporation currently state, in relevant part, that “[t]he total number of shares that this corporation is authorized to issue is One Hundred Fifty Million (150,000,000) shares.  One Hundred Million Shares (100,000,000) shares shall be Common Stock with a par value of $0.001. . . .”  We propose to amend our Articles of Incorporation to permit us to increase the number of authorized shares of our common stock from 100,000,000 shares to 250,000,000 shares.  Accordingly, we propose change the relevant part of the Articles of Incorporation to:  “The total number of shares of common stock authorized that may be issued by the corporation is TWO HUNDRED FIFTY MILLION (250,000,000) shares of stock at ONE TENTH OF A CENT ($.001) par value.”

Effect of Increase in Authorized Shares

As of the Record Date, a total of 100,000,000 shares of our common stock were authorized of which 60,607,652 shares were issued and outstanding.  The terms of the shares of common stock following the increase in authorized shares will be identical to those of the currently outstanding shares of common stock.  This amendment and the increase in shares of authorized common stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

The Board believes the current amount of authorized shares is not consistent with the future needs of the Company’s capital requirements or current shares outstanding and that an increase in the authorized common stock will enable us to be able to more readily raise capital to expand our operations. Therefore, we believe that an increase of authorized common shares will help improve the overall value of the Company.

However, increasing the number of authorized common shares of the Company will increase the likelihood that current shareholders will experience dilution.  In addition, the existence of additional unissued stock could, in certain instances, render more difficult or discourage a merger, tender offer, or proxy contest and thus potentially have an "anti-takeover" effect, especially if stock were issued in response to a potential takeover.  Issuances of stock, including preferred stock with conversion rights, can and have been implemented by some companies in a manner intended to make acquisition of the companies more difficult or more costly.  An issuance of stock could deter the types of takeover transactions that may be proposed or could discourage or limit the stockholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the stockholders and could enhance the ability of officers and directors to retain their positions.  Stockholders should be aware, however, that the Board has a fiduciary obligation to analyze the potential effects of the issuance of any shares upon the Company and our stockholders and to issue shares only when the Board believes the issuance to be in the best interests of our Company and our stockholders.

Implementation

If the foregoing proposal to increase our authorized common stock is adopted by the stockholders, it will become effective upon filing and recording of a Certificate of Amendment to the Articles of Incorporation in compliance with Delaware Revised Statutes.  The foregoing amendment can only be effective upon an affirmative vote of a majority of the Company’s outstanding shares of common stock represented at the Annual Meeting at which a quorum is present in person or by proxy.  Any abstentions or broker non-votes will have the effect of a vote against the amendments.

Name Change

Our Board of Directors is considering a proposal to change our name to more accurately reflect the scope of services rendered by the Company.  At the 2012 Annual Meeting the Board of Directors will consider and act upon the proposal, making a firm recommendation as to whether the Company should change its name.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION INCLUDING THE AMENDMENT TO (1) INCREASE THE AUTHORIZED SHARES OF OUR COMMON STOCK FROM 100,000,000 SHARES TO 250,000,000 SHARES, AND (2) CHANGE OUR NAME IF RECOMMENDED BY THE BOARD OF DIRECTORS.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board has, subject to the ratification of the stockholders, appointed SALBERG & COMPANY, P.A. as our independent registered public accounting firm for the fiscal year ending 2012.

OTHER BUSINESS

Management knows of no other matters that may be properly presented at the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes of ownership of such securities with the SEC.  All reports were filed as of March 19, 2012.

DELIVERY OF VOTING MATERIALS

To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one eLayaway Inc stock account, we are taking advantage of “house-holding” rules that permit us to deliver only one set of the Proxy Statement and our 2011 Annual Report to stockholders who share an address unless otherwise requested.  If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address.  If you wish to revoke a consent previously provided to your broker, you must contact the broker to do so.  In any event, if you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you.  For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies.

By Order of the Board of Directors,

April 13, 2012	By:
Tallahassee, Florida		Sergio A. Pinon
Chief Executive Officer & Vice Chairman Board of Directors

ELAYAWAY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – TO BE HELD ON MAY 22, 2012

CONTROL ID:
REQUEST ID:

The undersigned appoints Sergio Pinon and Bruce Harmon, and each of them, as proxies, each with the power of substitution, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of eLayaway, Inc. held of record by the undersigned at the close of business on April 16, 2012 at the 2012 Annual Meeting of Stockholders to be held at the Tallahassee Automobile Museum, 6800 Mahan Drive, Tallahassee, Florida, on May 22, 2012 at 11:00 a.m. E.D.T.	Please ensure you fold then detach and retain this part of this Proxy

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 850.877.7388

ANNUAL MEETING OF THE STOCKHOLDERS OF ESP RESOURCES, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR ALL	AGAINST	FOR ALL EXCEPT
	ELECTION OF DIRECTORS:	☐
	Sergio Pinon		☐	☐
	Bruce Harmon		☐	☐	CONTROL ID:
	John Wittler		☐	☐
	David Rees		☐	☐	REQUEST ID:

Proposal 2		FOR	AGAINST	ABSTAIN
	TO APPROVE OUR 2010 STOCK OPTION AND INCENTIVE PLAN	☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN

TO AMEND OUR ARTICLES OF INCORPORATION INCLUDING AN AMENDMENT TO (1) INCREASE THE AUTHORIZED SHARES OF OUR COMMON STOCK FROM 100,000,000 SHARES TO 250,000,000 SHARES AND (2) CHANGE OUR NAME IF RECOMMENDED BY THE BOARD OF DIRECTORS
		☐	☐	☐

Proposal 4		FOR	AGAINST	ABSTAIN
	TO RATIFY THE APPOINTMENT OF SALBERG & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012	☐	☐	☐

Proposal 5		FOR	AGAINST	ABSTAIN	MARK HERE FOR ADDRESS CHANGE ☐
	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of all directors; FOR the approval of the 2010 Stock Option and Incentive Plan; FOR the approval to amend our Articles of Incorporation; and FOR the ratification of the appointment of Salberg & Company, P.A., an independent registered public accounting firm, as the independent auditors of the Company for the fiscal year ending December 31, 2012; and as the Board of Directors may recommend on such other business as may properly come before the annual meeting.

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)
Dated: ________________________, 2012

Exhibit A
eLAYAWAY, INC.

2010 Stock Option Plan

SECTION 1  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the eLayaway, Inc., 2010 Stock Option Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, directors, consultants and other key persons of eLayaway, Inc., a Delaware corporation (the "Company") and its Parents, Subsidiaries and Affiliates, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with and or further the interests of the Company.

The following terms shall be defined as set forth below:

"Affiliate" means with respect to a specified Person, any Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, the specified Person.

"Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, or any combination of the foregoing.

"Board" means the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

"Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, contract, or otherwise.

"Committee" has the meaning specified in Section 2.

"Effective Date" means the date on which the Plan is approved by stockholders as set forth at the end of this Plan.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee; provided, however, that (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System, the Fair Market Value on any date shall not be less than the last reported closing price for the Stock on such exchange or system; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on NASDAQ or trading on a national securities exchange, the Fair Market Value shall be the "Price to the Public" (or equivalent) set forth on the cover page for the final prospectus relating to the Company's Initial Public Offering.

1

"Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

"Initial Public Offering" means the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act, other than on Forms S-4 or S-8 or their then equivalents, covering the offer and sale by the Company of its Stock, or such other event as a result of or following which the Company's Stock shall be registered under Section 12 of the Exchange Act.

"Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock
Option.

"Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

"Outside Director" means a member of the Board who is not also an employee or officer of the Company or any Subsidiary.

"Parent" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities ending with the Company if each of the corporations or entities (other than the Company) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

"Person" means any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

"Restricted Stock Award" means Awards granted pursuant to Section 6.

"Stock" means the Common Stock, no par value per share, of the Company, subject to adjustments pursuant to Section 3.

"Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

2

"Unrestricted Stock Award" means any Award granted pursuant to Section 7.

SECTION 2  ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

(a)           Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee or committees of the Board, comprised, except as contemplated by Section 2(c), of not less than two Directors. All references herein to the Committee shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

(b)           Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)            to select the officers, employees, directors, consultants and key persons of the Company and/or its Subsidiaries and Affiliates to whom Awards may from time to time be granted;

(ii)            to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, or any combination of the foregoing, granted to any one or more participants;

(iii)            to determine the number of shares of Stock to be covered by any Award;

(iv)            to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

(v)            to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like and to exercise repurchase rights or obligations;

(vi)            subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

(vii)            to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

3

(viii)            at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

(ix)            All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

(c)           Delegation of Authority to Grant Awards. The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee's authority and duties with respect to the granting of Awards at Fair Market Value to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Committee shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Option, the conversion ratio or price of other Awards and the vesting criteria. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)           Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 15,000,000 shares of Common Stock, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b)           Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for different number or kind of securities of the Company or any successor entity (or a Subsidiary or Affiliate thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price and/or exchange price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options ) as to which such Stock Options remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

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(c)            The Committee may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the participant, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(d)            Mergers and Other Sale Events. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, regardless of the form thereof, a "Sale Event"), then (A) the Plan shall terminate upon the effective date and time of such Sale Event and (B) unless otherwise provided in the applicable Award agreements, (x) all unexercised Options, whether vested or unvested, issued and outstanding immediately prior to the consummation of such Sale Event shall expire and terminate upon the effective date and time that such Sale Event is consummated, and (y) all unvested portions of any Restricted Stock Award outstanding immediately prior to the consummation of the Sale Event shall expire and terminate upon the effective date and time that such Sale Event is consummated. In the event of such termination of the Plan pursuant to this Section 3(b), each Plan participant shall be permitted within a specified period of time prior to the consummation of the Sale Event as determined by the Committee to exercise all outstanding Options held by such participant which are then exercisable or will become exercisable immediately prior to the consummation of the Sale Event.

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(e)            Notwithstanding the foregoing, the parties to any Sale Event transaction may, in their sole discretion, provide for the assumption or continuation of Plan Awards theretofore granted (after taking into account any acceleration hereunder) by the successor entity, or the substitution for such Plan Awards of new Awards of the successor entity or a Subsidiary or Affiliate thereof, with an appropriate adjustment as to the number and kind of shares and the per share exercise prices (after taking into account any acceleration provided for hereunder).

(f)           Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other option holders of another corporation in connection with a merger or consolidation of the employing corporation with the Company or a Subsidiary or Affiliate, or the acquisition by the Company or a Subsidiary or Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4  ELIGIBILITY

Participants in the Plan will be such full or part-time officers, employees, directors, consultants and other key persons of the Company and/or its Subsidiaries and Affiliates who are responsible for, or contribute to, the management, growth or profitability of the Company and/or its Subsidiaries and Affiliates as are selected from time to time by the Committee in its sole discretion.

SECTION 5  STOCK OPTIONS

Any Stock Option granted under the Plan shall be pursuant to a Stock Option Agreement that shall be in such form as the Committee may from time to time approve. Option agreements need not be identical.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of (i) the Company or (ii) any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code or (iii) any Parent that is a "parent corporation" within the meaning of Section 424(e) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

No Incentive Stock Option shall be granted under the Plan after the Board approves the date, which is 10 years from the date the Plan.

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(a)            Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable. If the Committee so determines, Stock Options may be granted in lieu of cash compensation at the participant's election, subject to such terms and conditions as the Committee may establish, as well as in addition to other compensation.

(b)            Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant in the case of Incentive Stock Options. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c)            Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

(d)            Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(i)          Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Award agreement:

(ii)          In cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the purchase price of such Option Shares;

(iii)          By the optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note;

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(iv)           If permitted by the Committee, through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(v)           If permitted by the Committee, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

(vi)           Payment instruments will be received subject to collection. No certificates for Option Shares so purchased will be issued to optionee until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, including without limitation (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Option Shares for the optionee's own account and not with a view to any sale or distribution thereof, (ii) the legending of any certificate representing the shares to evidence the foregoing representations and restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously owned shares of Stock through the attestation method, the shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(e)            Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(f)            Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer, without consideration for the transfer, his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

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(g)            Termination. Unless otherwise provided in the option agreement or determined by the Committee, upon the optionee's termination of employment (or other business relationship) with the Company and its Subsidiaries, the optionee's rights in his or her Stock Options shall automatically terminate.

SECTION 6  RESTRICTED STOCK AWARDS

(a)           Nature of Restricted Stock Awards. A Restricted Stock Award is an Award pursuant to which the Company may, in its sole discretion, grant or sell, at par value or such other higher purchase price determined by the Committee, in its sole discretion, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"), which purchase price shall be payable in cash or by promissory note (recourse, partial recourse, or nonrecourse) acceptable to the Committee. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the participant executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and participants.

(b)           Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the participant shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

(c)           Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates under the conditions specified in the relevant instrument relating to the Award, or upon such other event or events as may be stated in the instrument evidencing the Award, the Company or its assigns shall have the right or shall agree, as may be specified in the relevant instrument, to repurchase some or all of the shares of Stock subject to the Award at such purchase price as is set forth in such instrument.

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(d)           Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

(e)           Waiver. Deferral and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7  UNRESTRICTED STOCK AWARDS

(a)           Grant or Sale of Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Committee) an Unrestricted Stock Award to any participant, pursuant to which such participant may receive shares of Stock free of any vesting restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

(b)           Elections to Receive Unrestricted Stock In Lieu of Compensation. Upon the request of a participant and with the consent of the Committee, each such participant may, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, receive a portion of the cash compensation otherwise due to such participant in the form of shares of Unrestricted Stock either currently or on a deferred basis.

(c)           Restrictions on Transfers. The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8  TAX WITHHOLDING

(a)           Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b)           Payment in Stock. Subject to approval by the Committee, a participant may elect to have the minimum required tax withholding obligation satisfied, in whole or• in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

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SECTION 9  TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of the employment of a Plan participant by the Company or its Subsidiaries and Affiliates:

(a)           a transfer of employment to the Company from a Subsidiary or Affiliate, or a transfer of employment to a Subsidiary or Affiliate from the Company, or a transfer of employment from one Subsidiary or Affiliate to another; or

(b)           an approved leave of absence for military service or sickness, or for any other purpose approved by (as applicable) the Company or its Subsidiary or Affiliate, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 9  AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan), but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company's stockholders who are eligible to vote at a meeting of stockholders. Nothing in this Section 10 shall limit the Board's or Committee's authority to take any action permitted pursuant to Section 3(c).

SECTION 10  STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

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SECTION 11  GENERAL PROVISIONS

(a)            No Distribution: Compliance with Legal Requirements. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)            Delivery of Stock Certificates. Stock certificates to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

(c)            Other Compensation Arrangements: No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary or Affiliate.

(d)            Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company's insider-trading-policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e)            Loans to Award Recipients. The Company shall have the authority to make loans to recipients of Awards hereunder (including to facilitate the purchase of shares) and shall further have the authority to issue shares for promissory notes hereunder.

SECTION 12  EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by written consent in accordance with applicable law. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 13  GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by Delaware law, applied without regard to conflict of law principles.

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ADOPTED BY BOARD OF DIRECTORS:  _______________________________

APPROVED BY STOCKHOLDERS:    _______________________________

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